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                                                                    Exhibit 99



                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT ("Agreement") dated as of February 26, 1997 is by and among BT Capital Partners, Inc., a Delaware corporation ("BT"), Merle M. Smith, individually ("Smith" and, together with BT, "Sellers"), Merle M. Smith in the capacity as agent for Sellers ("Sellers' Agent"), Fuqua Enterprises, Inc., a Delaware corporation ("Buyer"), and Texas Commerce Bank National Association, as Escrow Agent (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, Sellers (together with certain other individuals and entities) and Buyer have entered into a Stock Purchase Agreement dated as of February 26, 1997 (the "Purchase Agreement"), pursuant to which Buyer has agreed to purchase all of the equity securities of Prism Enterprises, Inc., a Delaware corporation (the "Company");

         WHEREAS, pursuant to Sections 8.2(f) of the Purchase Agreement it is a condition of Buyer's obligations to perform the Purchase Agreement that Sellers, Buyer and the Escrow Agent shall have executed and delivered this Agreement; and

         WHEREAS, at the Closing under the Purchase Agreement (as defined therein), Sellers shall cause to be deposited with the Escrow Agent hereunder a portion of the cash consideration to be paid pursuant to Section 2.3 of the Purchase Agreement, to be held and applied in accordance with the provisions hereof;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                               THE ESCROW ACCOUNT

         SECTION 1.01. Establishment of Escrow Account. The Escrow Agent agrees to establish a segregated account (the "Escrow Account") at Texas Commerce Bank National Association, and to receive for deposit therein any funds deposited by or on behalf of Sellers. At the time of the Closing under the Purchase Agreement, Buyer shall transmit and deliver to the Escrow Agent, for deposit in the Escrow Account, immediately available funds in the amount of $500,000 (the "Escrow Deposit"). The Escrow Deposit shall be held for the benefit of Sellers and Buyer in the Escrow Account and applied, in accordance with this Agreement, to protect and secure certain rights of Buyer pursuant to or arising under
Section 5.1(b) of the Purchase Agreement.

         SECTION 1.02. Authorized Investments. At any time during the existence of the Escrow Account, such portion of the Escrow Deposit not then needed for the making of payments to Buyer pursuant to the provisions of Article II hereof shall be invested by the Escrow Agent, upon written instruction by Sellers' Agent, in (i) a money market fund whose assets are securities backed by the full faith and credit of the U.S. Government and have maturities of 90 days or less and which fund permits withdrawal on one







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business day's notice ("Money Market Mutual Fund"), (ii) direct obligations of, or obligations fully insured or guaranteed by, the United States of America or any agency thereof, having maturities not extending beyond 90 days from date of purchase, (iii) short-term commercial paper having the highest rating for short-term commercial paper assigned by any two nationally recognized organizations regularly engaged in rating the investment quality of such commercial paper, or (iv) other investments approved in writing by Buyer and Sellers. Any securities purchased by or investments made by the Escrow Agent shall be held in nominee form. During the term of this Agreement, all income with respect to the Escrow Deposit shall be for the account of Sellers and shall be paid to Sellers upon termination of the Escrow Account. All investments of the Escrow Deposit pursuant to this Agreement shall be at the risk and for the benefit of Sellers. If Sellers' Agent fails to instruct the Escrow Agent concerning the investment of any of the Escrow Deposit, then the Escrow Agent shall invest such Escrow Deposit in a Money Market Mutual Fund. Upon written instruction by Sellers' Agent, the Escrow Agent is hereby authorized and directed by Sellers and Buyer to sell any such investments as shall be necessary to make any disbursements required hereunder to be made to Buyer.

         SECTION 1.03. Payments to Sellers. The Escrow Agent shall reserve in the Escrow Account such portion of the Escrow Deposit (up to the entire amount thereof) as is needed to satisfy the amount of any Loss or Litigation Expense relating thereto, indemnifiable under Section 5.1(b) or 5.1(c) of the Purchase Agreement (the "Acquisition Tax Liability"). Upon final resolution of the Acquisition Tax Liability and filing of appropriate amended or original returns, whether by agreement with the Internal Revenue Service, the expiration of applicable statutes of limitation or otherwise, any portion of the Escrow Deposit which has not been applied to the satisfaction of the Acquisition Tax Liability shall be distributed seventy-five percent (75%) to BT and twenty-five percent (25%) to Smith. The terms "Loss" and "Litigation Expense" shall have the meanings assigned to them in the Purchase Agreement.

         SECTION 1.04. Rights to Escrow Deposit. The Escrow Deposit in the Escrow Account shall be for the exclusive benefit of Buyer and Sellers, and their respective successors and assigns, and no other person, firm or corporation shall have any right, title or interest therein; and any claim of any person to the Escrow Deposit, or any part thereof, shall be subject and subordinate to the prior right thereto and lien of Buyer and Sellers.

         SECTION 1.05. Joint Instructions. Notwithstanding any provision contained herein to the contrary, the Escrow Agent is authorized and directed to transfer the Escrow Deposit only in accordance with the joint written instructions of Sellers and Buyer or the award of any arbitrator pursuant to
Section 10 of the Purchase Agreement.


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                                   ARTICLE II
                                      CLAIM

         Section 2.01. Notice of Claim. In the event that Buyer shall claim that there has occurred any event (the "Event") constituting a Loss with respect to the Acquisition Tax Liability, Buyer shall give written notice of such Event to the Escrow Agent and Sellers' Agent; provided, however, that the omission to give such notice to Sellers' Agent shall not relieve Sellers from any liability which they may have for the Acquisition Tax Liability, except to the extent that Sellers are prejudiced by the failure to give such notice. Such notice shall specify the Event claimed and the Loss incurred or likely to be incurred in connection with such Event. To the extent such Loss is fixed or liquidated in amount, the notice shall so state and such fixed or liquidated amount shall be deemed to be the amount of such Loss (to the extent so fixed or liquidated) against the Escrow Deposit. To the extent the amount of such Loss is not fixed or liquidated, the notice shall so state and, in such event, such Loss (to the extent not fixed or liquidated) shall be deemed asserted against the Escrow Deposit; provided that no payment shall be made on account of the unfixed or unliquidated portion of such Loss until the amount of such portion is fixed or liquidated.

         Section 2.02. Payment of Undisputed Claims. If a claim is not disputed by Sellers, then Sellers' Agent and Buyer shall notify the Escrow Agent in writing of such fact and following receipt of such notice Escrow Agent is hereby authorized and directed to pay to Buyer the amount of such claim from the Escrow Deposit, in the following manner: (i) at once to the extent such claim is fixed or liquidated and (ii) to the extent not so fixed or liquidated, at such time as the unliquidated or unfixed portion thereof has become liquidated or fixed.

         Section 2.03. Disputed Claims. If Sellers' Agent shall, within 15 days after receipt of notice of a claim hereunder, notify Buyer and the Escrow Agent in writing that he disputes any claim described in such notice, then Buyer, on the one hand, and Sellers' Agent, on the other hand, shall endeavor to settle and compromise such claim. Any liability established by reason of any such settlement or compromise shall be paid and satisfied from the Escrow Deposit (it being understood that no such payment and satisfaction shall affect any rights to payments in respect of other claims that Buyer may have hereunder or under the Purchase Agreement). Buyer shall be reimbursed from the Escrow Deposit for any expense or cost (including reasonable legal fees and expenses) to the extent incurred by Buyer in successfully establishing the validity or amount of any claim hereunder and shall be directly responsible for any such expense or cost of Sellers to the extent incurred by it or them in successfully denying the validity or establishing the amount of any claim hereunder.

         Section 2.04. Claimants' Rights Reserved. Buyer shall have the right to assert claims made pursuant to this Article II against the Escrow Deposit from time to time and no assertion or disposition of any such claim shall in any respect affect the right of Buyer to assert any other related or unrelated claim under this Article II or to exercise any other right under the Purchase Agreement.



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                                   ARTICLE III
                                THE ESCROW AGENT

         SECTION 3.01. Appointment of Escrow Agent. Sellers, Sellers' Agent and Buyer hereby appoint Texas Commerce Bank National Association, to serve as Escrow Agent, and the Escrow Agent hereby accepts, under the terms of this Agreement, such appointment and the agency created hereby.

         SECTION 3.02. Resignation and Removal of Escrow Agent. The Escrow Agent may resign by giving notice in writing of such resignation to each other party hereto, specifying a date not less than 60 days after the date of such notice when such resignation shall become effective. The Escrow Agent may be removed at any time with the written consent of each of the other parties hereto. If the Escrow Agent shall resign or be removed, Sellers' Agent and Buyer shall appoint, as soon as practicable, a successor Escrow Agent. Any successor Escrow Agent shall be deemed to have qualified as Escrow Agent and to have accepted the responsibilities hereunder when such successor shall have executed multiple counterparts of this Agreement and shall have delivered one counterpart to each of Sellers' Agent and to Buyer. Upon such qualification and acceptance, the rights, powers, duties and obligations of the original Escrow Agent hereunder shall be possessed and assumed by the successor Escrow Agent with the same effect as though such successor had originally been the Escrow Agent under this Agreement.

         SECTION 3.03. Maintenance of Records; Reports. The Escrow Agent shall maintain adequate records relating to amounts in the Escrow Account, and shall deliver quarterly reports to the other parties hereto identifying and specifying the status of any investments of Escrow Deposit and specifying the balance of amounts held in the Escrow Account.

         SECTION 3.04. Liability of Escrow Agent. The Escrow Agent undertakes to perform such duties and obligations and only such duties and obligations as are expressly set forth herein, and no implied duties or obligations shall be read into this Agreement. The Escrow Agent may rely upon any instrument or signature the Escrow Agent believes in good faith to be genuine and to have been presented or signed by the proper party or parties. The Escrow Agent may consult with counsel and any written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion. The Escrow Agent shall not have any liability or responsibility in connection with any representations, warranties or covenants of other parties contained in, or any other provisions of, the Purchase Agreement.

         SECTION 3.05. Indemnification. Sellers hereby agree to indemnify the Escrow Agent against any and all liabilities attributable to any act or omission of Sellers that may arise by reason of its acting as Escrow Agent under this Agreement excluding, however, liabilities arising out of the Escrow Agent's negligence. Buyer hereby agrees to indemnify the Escrow Agent against any and all liabilities attributable to any act or omission of



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Buyer that may arise by reason of its acting as Escrow Agent under this
Agreement excluding, however, liabilities arising out of the Escrow Agent's negligence.

         SECTION 3.06. Fees and Expenses. (a) For its services hereunder, the Escrow Agent shall be entitled to a fee of $1,500.00 per year. No increase in the rate of any fee charged by the Escrow Agent shall be valid hereunder unless previously approved in writing by Sellers' Agent and Buyer. All of such fees shall be paid by Sellers. In addition to such fees, Sellers shall reimburse the Escrow Agent for all reasonable expenses, disbursements and advances, including reasonable attorneys fees, incurred by the Escrow Agent in connection with carrying out its ordinary duties to maintain the Escrow Account and delivering funds therefrom pursuant to this Agreement.

                  (b) Sellers agree that if the Escrow Agent shall incur or suffer any other reasonable costs, charges, damages or attorneys' fees on account of being Escrow Agent hereunder or on account of having received the Escrow Deposit hereunder (including, without limitation, costs, charges, damages and reasonable attorneys' fees as a result of litigation involving this Agreement or the Escrow Deposit), then such costs, charges, damages or fees (including, without limitation, reasonable attorneys' fees incurred by the Escrow Agent in connection with any such litigation) shall be paid by Sellers.

                  (c) Notwithstanding the foregoing provisions of this Section
3.06 and any other provision of this Agreement, the Escrow Agent hereby expressly acknowledges and agrees that it shall have no lien or other right, nor any claim, on the Escrow Deposit or any interest or income thereon in respect of amounts owed or which may be owed to the Escrow Agent by Sellers or Buyer.

         3.07 Reliance on Documents, Etc.

         (a) The Escrow Agent may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, on certificates or opinions furnished to the Escrow Agent.

         (b) The Escrow Agent shall not be liable for any error of judgment made in good faith, unless it shall be proved that the Escrow Agent was negligent in ascertaining the pertinent facts.

         (c) No provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability for performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risks or liability is not assured to it.

         (d) The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, security, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Without limiting the generality of the foregoing statement, the Escrow Agent


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need not examine the amount or validity of any claim, but is protected in acting upon receipt of written instructions which appear to be signed by Buyer and Sellers. The Escrow Agent shall not be bound to make any investigation into the facts or matters stated in a resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, security or other paper or document supplied by Buyer and Sellers.

         (e) The Escrow Agent may consult with counsel, and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection with respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (f) The Escrow Agent may exercise any of the powers hereunder and perform any duties hereunder either directly or by or through agents or attorneys of the Escrow Agent.

         Buyer, Sellers, Sellers' Agent and the Escrow Agent agree that the Escrow Agent may seek adjudication of any adverse claim, demands or controversy over its persons as well as funds on deposit, in either a Federal or State District Court located in Bexar County, Texas, waive personal service of any process, and agree that service of process by certified or registered mail, return receipt requested, to the address set forth in Section 4.01 of this Agreement shall constitute adequate service. Buyer, Sellers and the Escrow Agent further agree that the Escrow Agent has the right to file a Bill of Interpleader in any court of competent jurisdiction to determine the rights of any person claiming interest herein.

                                   ARTICLE IV
                                  MISCELLANEOUS

         SECTION 4.01. Notices. All notices, certificates and other communications required or permitted hereunder shall be in writing and given in person, by fax, cable, telex or telegrams, or by certified mail, postage prepaid, addressed as follows:

         if to BT:
                                    BT Capital Partners, Inc.
                                    130 Liberty Street
                                    New York, New York 10006
                                    Attention: Mr. Robert Marakovits
                                    Fax: (212) 250-5123

         with copies to:
                                    Eaton & Van Winkle
                                    600 Third Avenue
                                    New York, New York 10016
                                    Attention: Mr. John W. Kaufmann
                                    Fax No.: (212) 661-5077

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         if to Buyer:
                                    Fuqua Enterprises, Inc.
                                    One Atlantic Center
                                    1201 West Peachtree Street
                                    Atlanta, Georgia 30309
                                    Attention: Mr. Lawrence P. Klamon
                                    Fax No.: (404) 815-4529

         with copies to:
                                    Alston & Bird
                                    One Atlantic Center
                                    1201 W. Peachtree Street
                                    Atlanta, Georgia 30309
                                    Attention: Mr. Bryan E. Davis
                                    Fax No.: (404) 881-7777

         if to Smith or
         Sellers' Agent:            c/o Prism Enterprises, Inc.
                                    7492 Reindeer Trail
                                    San Antonio, Texas 78238
                                    Attention: Mr. Merle M. Smith
                                    Fax No.: (210) 520-8051

         with copies to:
                                    Cox & Smith Incorporated
                                    112 E. Pecan Street, Suite 1800
                                    San Antonio, Texas 78205
                                    Attention: Mr. Dan G. Webster, III
                                    Fax No.: (210) 226-8395

         if to the Escrow Agent:
                                    Texas Commerce Bank National Association
                                    711 Navarro
                                    San Antonio, Texas 78205
                                    Attention: Angie Bendele
                                    Fax No.: (210) 271-8099

All notices and communications hereunder sent by mail shall be effective 72 hours after deposit as aforesaid in United States mail, and all other notices and communications hereunder shall be effective upon receipt; provided, however, that notice of change of address shall be effective only upon receipt.

         SECTION 4.02. Representations and Warranties. Sellers and Sellers' Agent represent to Buyer and the Escrow Agent, Buyer represents and warrants to Sellers and Sellers' Agent and the Escrow Agent, and the Escrow Agent represents and warrants to the other parties to this Agreement that:






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                           (i) if it is a corporation, it is duly organized,
validly existing and in good standing under the laws of the jurisdiction of its organization, has the requisite power to execute, deliver and perform its obligations under this Agreement and has duly authorized the execution, delivery and performance of this Agreement, and in the case of the Sellers' Agent, he has the capacity and all necessary authority to execute, deliver and perform this Agreement in his capacity as Sellers' Agent; and

                           (ii) this Agreement has been duly executed and
delivered by it and constitutes its valid and binding agreement except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws of general application affecting the enforceability of creditors' rights generally or general principles of equity.

         SECTION 4.03. Amendments; Waivers. None of the provisions of this Agreement may be modified or amended, nor any compliance therewith be waived, without the written consent of the other parties hereto.

         SECTION 4.04. Severability. If any one or more of the covenants or agreements provided in this Agreement to be performed on the part of any party hereto should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements contained herein and shall in no way affect the validity of the remaining provisions of this Agreement.

         SECTION 4.05. Termination. This Agreement shall terminate upon the occurrence of the earlier of (i) agreement on the part of Sellers and Buyer and
(ii) payment by the Escrow Agent of all of the Escrow Deposit in accordance with this Agreement. Notwithstanding any termination of this Agreement, the provisions of Section 3.04, Section 3.05, Section 3.06 and Section 3.07 shall survive such termination and remain in full force and effect.

         SECTION 4.06. Successors and Assigns. All of the covenants and agreements of the parties contained in this Agreement shall be binding upon, and inure to the benefit of, their respective heirs, executors, legal representatives, successors and assigns.

         SECTION 4.07. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 4.08. Headings. The headings of sections and paragraphs of this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         SECTION 4.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.




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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by or on behalf of each of the parties hereto as of the day and year first above written.

                                       BUYER:

                                       FUQUA ENTERPRISES, INC.


                                       By: /s/  L. P. Klamon
                                          ------------------------------------
                                       Title:   President



                                       SELLERS:

                                       BT CAPITAL PARTNERS, INC.


                                       By: /s/ Robert Marakovits
                                          -------------------------------------
                                       Title: Managing Director


                                         /s/ Merle M. Smith
                                       ----------------------------------------
                                       Merle M. Smith
                                       Individually and as Sellers' Agent



                                       ESCROW AGENT:

                                       TEXAS COMMERCE BANK
                                       NATIONAL ASSOCIATION
                                       as Escrow Agent


                                       By: /s/ Angie Bendele
                                          -------------------------------------
                                       Title: Vice President
                                              ---------------------------------






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